Summary Prospectus
October 16, 2023

Hartford Quality Value ETF
Hartford Quality Value ETF
Ticker	Exchange
QUVU	Cboe BZX
Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus, reports to shareholders (when available) and other information about the Fund, including the Fund’s daily net asset value, online at http://www.hartfordfunds.com/etf-prospectuses.html. You can also get this information at no cost by calling 1-800-456-7526 or request a copy of the prospectus by sending an e-mail to orders@mysummaryprospectus.com. The Fund’s prospectus and statement of additional information dated August 9, 2023, as may be amended, supplemented or restated, are incorporated by reference into this summary prospectus. The Fund’s statement of additional information may be obtained, free of charge, in the same manner as the Fund’s prospectus.

INVESTMENT OBJECTIVE. The Fund seeks long-term capital appreciation.
YOUR EXPENSES. The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table or the example below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management fees	0.45%
Distribution and service (12b-1) fees	None
Other expenses	0.00%
Total annual fund operating expenses	0.45%
Example. The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other exchange-traded funds. The example assumes that:
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Your investment has a 5% return each year
•
The Fund’s operating expenses remain the same
Your actual costs may be higher or lower. Based on these assumptions, for every $10,000 invested, you would pay the following expenses if you sell all of your shares at the end of each time period indicated:
Year 1	Year 3
$46	$144
Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year of the Predecessor Fund (as defined below), the Predecessor Fund’s portfolio turnover rate was 24% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the Fund seeks to achieve its investment objective by investing primarily in common stocks of issuers located in the United States. Wellington Management Company LLP (“Wellington Management”), the Fund’s sub-adviser, chooses the Fund’s investments using fundamental research to seek to identify high-quality companies demonstrating a commitment to dividends and shareholders and improving or sustainable operating characteristics. Wellington Management’s investment process focuses on companies that it believes are undervalued market leaders, industries with improving supply/demand trends, and companies that it believes are out-of-favor with less downside risk than the overall market. Wellington Management also integrates the evaluation of financially material environmental, social, and/or governance (“ESG”) characteristics (where available for a company) into its fundamental analysis. ESG characteristics are one of several factors that contribute to Wellington Management’s overall evaluation of the risk and return potential of a company. The Fund may invest in a broad range of market capitalizations, but tends to focus on large capitalization companies with market capitalizations similar to those of companies in the Russell 1000 Value Index. The Fund’s portfolio seeks to be broadly diversified by company and industry. Based on market or economic conditions, the Fund may, through its normal stock selection process, focus in one or more sectors of the market
PRINCIPAL RISKS. The principal risks of investing in the Fund are described below. When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. As with any fund, there is no guarantee that the Fund will achieve its investment objective. For more information regarding risks and investment matters, please see “Additional Information Regarding Investment Strategies and Risks” in the Fund’s statutory prospectus.
Market Risk –  Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Securities of a company may decline in value due to its financial prospects and activities, including certain operational impacts, such as data breaches and cybersecurity attacks. Securities may also decline in value due to general market and economic movements and trends, including adverse changes to credit markets, or as a result of other events such as geopolitical events, natural disasters, or widespread pandemics (such as COVID-19) or other adverse public health developments.
Equity Risk –  The risk that the price of equity or equity related securities may decline due to changes in a company’s financial condition and overall market and economic conditions.

Large Cap Securities Risk –  The securities of large market capitalization companies may underperform other segments of the market because such companies may be less responsive to competitive challenges and opportunities and may be unable to attain high growth rates during periods of economic expansion.
Value Investing Style Risk –  Using a value investing style to select investments involves special risks. Overlooked or otherwise undervalued securities entail a significant risk of never attaining their potential value or may even be overpriced. Also, the value investing style may over time go in and out of favor. At times when the value investing style is out of favor, the Fund may underperform other equity funds that use different investing styles. “Value” securities can be undervalued by the market for long periods of time.
Dividend Risk –  Income provided by the Fund may be affected by changes in the dividend policies of the companies in which the Fund invests and the capital resources available for such payments at such companies. At times, the performance of dividend-paying companies may lag the performance of other companies or the broader market as a whole. In addition, the dividend payments of the companies in which the Fund invests may vary over time, and there is no guarantee that a company will pay a dividend at all.
Active Investment Management Risk –  The risk that, if the sub-adviser’s investment strategy does not perform as expected, the Fund could underperform its peers or lose money. Although the sub-adviser considers several factors when making investment decisions, the sub-adviser may not evaluate every factor prior to investing in a company or issuer, and the sub-adviser may determine that certain factors are more significant than others.
Sector Risk –  To the extent the Fund invests more heavily in a particular sector or sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors may be more volatile, and may perform differently, from the broader market.
ESG Integration Risk –  Integrating ESG analysis into the investment process carries the risk that the Fund may perform differently from, and may underperform, funds that do not integrate ESG into their analysis, or funds that evaluate different ESG characteristics. ESG characteristics are not the only factors considered and as a result, the Fund’s investments may not have favorable ESG characteristics or high ESG ratings.
Market Price Risk –  The net asset value (“NAV”) of the Fund’s shares and the value of your investment may fluctuate. The market prices of the Fund’s shares will generally fluctuate in accordance with changes in NAV and changes in the intraday value of the Fund’s holdings, as well as the relative supply of and demand for the shares on the Fund’s listing exchange. Although it is expected that the Fund’s shares will remain listed on the exchange, disruptions to creations and redemptions, the existence of market volatility or lack of an active trading market for the shares (including through a trading halt), as well as other factors, may result in the shares trading significantly above (at a premium to) or below (at a discount to) the Fund’s NAV or the intraday value of the Fund’s holdings. During such periods, you may be unable to sell your shares or may incur significant losses if you sell your shares. There are various methods by which investors can purchase and sell shares and various types of orders that may be placed. Investors should consult their financial intermediary before purchasing or selling shares of the Fund. Neither the investment manager nor the Fund’s sub-adviser can predict whether the Fund’s shares will trade below, at or above their NAV. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for the Fund’s shares will be closely related to, but not identical to, the same forces influencing the prices of the Fund’s holdings trading individually or in the aggregate at any point in time. In addition, unlike many exchange-traded funds (“ETFs”), the Fund is not an index fund. The Fund is actively managed and does not seek to replicate the performance of a specified index. There can be no assurance as to whether and/or to what extent the Fund’s shares will trade at premiums or discounts to NAV or to the intraday value of the Fund’s holdings.
Cash Transactions Risk –  The Fund, unlike certain other ETFs, may effect creations and redemptions partly or wholly for cash, rather than through in-kind distributions of securities. Because the Fund may effect redemptions for cash rather than in-kind, the Fund may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds and it may subsequently recognize gains on such sales that the Fund might not have recognized if it were to distribute portfolio securities in-kind. As a result, an investment in the Fund may be less tax-efficient than an investment in an ETF that primarily or wholly effects creations and redemptions in-kind. Moreover, cash transactions may have to be carried out over several days if the securities markets are relatively illiquid at the time the Fund must sell securities and may involve considerable brokerage fees and taxes. These brokerage fees and taxes, which will be higher than if the Fund sold and redeemed its shares principally in-kind, will be passed on to purchasers and redeemers of Creation Units in the form of creation and redemption transaction fees. As a result of these factors, the spreads between the bid and the offered prices of the Fund’s shares may be wider than those of shares of ETFs that primarily or wholly transact in-kind.

Authorized Participant Concentration Risk –  Only an authorized participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of intermediaries that act as authorized participants, and none of these authorized participants are or will be obligated to engage in creation or redemption transactions. To the extent that these intermediaries exit the business or are unable to or choose not to proceed with creation and/or redemption orders with respect to the Fund and no other authorized participant is able to step forward to create or redeem, Fund shares may trade at a premium or discount to NAV and possibly face trading halts and/or delisting.
Valuation Risk –  The sale price the Fund could receive for a security may differ from the Fund’s valuation of the security, particularly for securities that trade in low volume or volatile markets or that are valued using a fair value methodology. In addition, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s shares.
The Fund is subject to certain other risks, which are discussed in “Additional Information Regarding Investment Strategies and Risks” and “More Information About Risks” in the Fund’s statutory prospectus.
PAST PERFORMANCE. The performance information shown below provides some indications of the risks of investing in this Fund. Prior to commencing operations, the Fund expects to acquire all eligible assets and liabilities of Hartford Quality Value Fund (the “Predecessor Fund”), a series of The Hartford Mutual Funds II, Inc., and adopt the accounting and performance history of the Predecessor Fund (the “Conversion”). It is currently contemplated that the Conversion, which does not require the approval of shareholders of the Predecessor Fund, will occur on or about October 13, 2023. The Fund has the same investment objective, strategies, policies and portfolio management team as the Predecessor Fund.
The bar chart shows how the performance of the Fund’s shares (represented by the performance of the Predecessor Fund’s Class F shares) has varied from year to year for the past ten calendar years. The table shows the Fund’s average annual total returns (represented by the average annual total returns of the Predecessor Fund’s Class F shares) for the past one year, five years and ten years. The table compares the Fund’s performance (represented by the performance of the Predecessor Fund’s Class F shares) to the performance of the Russell 1000 Value Index.
The performance of the Predecessor Fund shown below has not been adjusted to reflect the lower fees and expenses that will be incurred by the Fund. The Predecessor Fund was a mutual fund, and the average annual total returns as shown below are based on NAV per share, and are not based on market prices for an ETF share as traded on an exchange. Predecessor Fund performance is based on the performance of Class F shares and includes the Predecessor Fund’s performance when the Predecessor Fund pursued a different investment objective and principal investment strategy prior to November 1, 2017.
The bar chart and performance information provide an indication of the historical risk of an investment in the Fund by showing:
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how the Predecessor Fund’s performance changed from year to year over ten years; and
•
how the Predecessor Fund’s average annual returns for one, five and ten years compare to those of a broad-based securities market index.
You may obtain updated performance information on the website at hartfordfunds.com.
Past performance, as shown for the Predecessor Fund, before and after taxes, does not necessarily indicate how the Fund will perform in the future.

Total returns by calendar year
The annual returns in the bar chart are for the Predecessor Fund’s Class F shares. It is currently contemplated that the Predecessor Fund will be reorganized into the Fund on or about October 13, 2023.

During the periods shown in the chart above, the Predecessor Fund’s:	Returns	Quarter Ended
Best Quarter Return	14.08%	December 31, 2020
Worst Quarter Return	-24.83%	March 31, 2020

The	year-to-date	return of the Predecessor Fund as of	June 30, 2023	was	1.75%	.
Average Annual Total Returns. The table below shows returns for the Predecessor Fund over time compared to those of a broad-based market index. After-tax returns, which are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes, are shown only for Class F shares of the Predecessor Fund. Actual after-tax returns, which depend on an investor’s particular tax situation, may differ from those shown and are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Updated performance information is available by visiting our website at hartfordfunds.com.
Average annual total returns for periods ending December 31, 2022
Share Class*	1 Year	5 Years	10 Years
Class F - Return Before Taxes	-4.77%	8.20%	10.36%
- Return After Taxes on Distributions	-6.24%	6.69%	8.91%
- Return After Taxes on Distributions and Sale of Fund Shares	-1.75%	6.26%	8.19%
Russell 1000 Value Index (reflects no deduction for fees, expenses or other taxes)	-7.54%	6.67%	10.29%
*
The table shows returns for the Predecessor Fund’s Class F shares. Class F shares commenced operations on February 28, 2017 and performance prior to that date is that of the Predecessor Fund’s Class I shares. Performance prior to an inception date of a class has not been adjusted to reflect the operating expenses of such class.
MANAGEMENT. The Fund’s investment manager is Hartford Funds Management Company, LLC. The Fund’s sub-adviser is Wellington Management.
Portfolio Manager	Title	Involved with Fund Since
Matthew G. Baker	Senior Managing Director and Equity Portfolio Manager	2023
Nataliya Kofman	Senior Managing Director and Equity Portfolio Manager	2023
Brian J. Schmeer, CFA	Vice President and Equity Research Analyst	2023
PURCHASE AND SALE OF FUND SHARES. The Fund is an exchange-traded fund (“ETF”). Individual Fund shares may only be purchased and sold on a national securities exchange through a broker-dealer and may not be purchased or redeemed directly with the Fund. The price of Fund shares is based on market price, and because ETF shares trade at market prices rather than at NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). When buying and selling Fund shares on an exchange, therefore, investors may incur costs related to the difference between the highest price a buyer is willing to pay to purchase Fund shares (bid) and the lowest price a seller is willing to accept for Fund shares (ask) (the “bid-ask spread”). The Fund will only issue or redeem shares at NAV that have been aggregated into blocks of shares (“Creation Units”) to authorized participants (“Authorized Participants”) who have entered into participation agreements with the Fund‘s distributor, ALPS Distributors, Inc. (the “Distributor”). The

Fund will issue or redeem Creation Units in return for a basket of securities and/or cash that the Fund specifies each business day. Additional information about the Fund, including the Fund’s net asset value, market price, premiums and discounts and bid-ask spreads can be found at hartfordfunds.com.
TAX INFORMATION. The Fund’s distributions are generally taxable, and may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES. If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund’s related companies may pay the intermediary for services and/or data related to the sale of Fund shares. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial intermediary to recommend the Fund over another investment. Ask your financial intermediary or visit your financial intermediary’s website for more information.

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8 October 16, 2023 SUM-QUVU_10162023